SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 20, 2004
                                  -------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Total System Services, Inc.
                           --------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10254                    58-1493818
--------------             ------------------              --------------
(State of                  (Commission File                (IRS Employer
 Incorporation)             Number)                         Identification
                                                            Number)




                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                  -------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (c)      Exhibits

                  99.1 - Registrant's press release dated July 20, 2004
                         (furnished for purposes of Items 9 and 12).

                  99.2 - Supplemental Information prepared for use with
                         the press release (furnished for purposes of Items 9 and 12).

Item 9.  Regulation FD Disclosure.
-------  ------------------------

Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On July 20, 2004, Total System Services, Inc. ("Registrant") issued a press release and will hold an investor call and webcast to disclose financial results for the second quarter ended June 30, 2004. The press release and Supplemental Information for use at this investor call are furnished herewith as Exhibits 99.1 and 99.2 and incorporated into Item 9 and Item 12 by reference.

                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOTAL SYSTEM SERVICES, INC.
                                          ("Registrant")


Dated:  July 20, 2004                     By:/s/ Kathleen Moates
       ---------------                    -------------------------------------
                                             Kathleen Moates
                                             Senior Deputy General Counsel




























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